Exhibit 8.1
Significant Subsidiaries at March 20, 2025

Name	Country of Incorporation	Ownership and Voting Percentage
Golden Ocean Group Management (Bermuda) Ltd	Bermuda	100%
Golden Ocean Management AS	Norway	100%
Golden Ocean Trading Ltd	Bermuda	100%
Golden Ocean Shipping Co Pte Ltd	Singapore	100%
Golden Ocean Holdings Ltd	Bermuda	100%
Golden Ocean Shipholding Ltd	Bermuda	100%
Golden Ocean Management Asia Pte Ltd	Singapore	100%
Golden Brilliant (Bermuda) Ltd.	Bermuda	100%
Golden Crystal Ltd.	Bermuda	100%
Golden Daisy Ltd.	Bermuda	100%
Golden Diamond Ltd.	Bermuda	100%
Golden Feng Ltd.	Bermuda	100%
Golden Ginger Ltd.	Bermuda	100%
Golden Pearl Ltd.	Bermuda	100%
Golden Rose Ltd.	Bermuda	100%
Golden Ruby Ltd.	Bermuda	100%
Golden Shui Ltd.	Bermuda	100%
Golden KSL Seattle Ltd.	Bermuda	100%
Golden KSL Sapporo Ltd.	Bermuda	100%
Golden KSL Singapore Ltd.	Bermuda	100%
Golden KSL Sydney Ltd.	Bermuda	100%
Golden KSL Salvador Ltd.	Bermuda	100%
Golden KSL San Francisco Ltd.	Bermuda	100%
Golden KSL Seoul Ltd.	Bermuda	100%
Golden KSL Stockholm Ltd.	Bermuda	100%
Golden KSL Santiago Ltd.	Bermuda	100%
Golden KSL Santos Ltd.	Bermuda	100%
Golden Surabaya Ltd.	Bermuda	100%
Golden Savannah Ltd.	Bermuda	100%
Golden KSL Sakura Ltd.	Bermuda	100%
Golden KSL Seville Ltd.	Bermuda	100%
Golden Finsbury Ltd.	Bermuda	100%
Golden Fulham Ltd.	Bermuda	100%
Golden Bexley Ltd.	Bermuda	100%
Golden Barnet Ltd.	Bermuda	100%
Golden Scape Ltd.	Bermuda	100%
Golden Swift Ltd.	Bermuda	100%
Golden Kathrine Ltd.	Bermuda	100%
Golden Aso Ltd.	Bermuda	100%
Golden Cirrus Ltd.	Bermuda	100%
Golden Cumulus Ltd.	Bermuda	100%

Golden Nimbus Ltd.	Bermuda	100%
Golden Arcus Ltd.	Bermuda	100%
Golden Incus Ltd.	Bermuda	100%
Golden Calvus Ltd.	Bermuda	100%
Golden Gayle Ltd.	Bermuda	100%
Golden Myrtalia Ltd.	Bermuda	100%
Golden Sue Ltd.	Bermuda	100%
Golden Deb Ltd.	Bermuda	100%
Golden Jake Ltd.	Bermuda	100%
Golden Arion Ltd.	Bermuda	100%
Golden Ioanari Ltd.	Bermuda	100%
Golden Keen Ltd.	Bermuda	100%
Golden Kaki Ltd.	Bermuda	100%
Golden Houston Ltd.	Bermuda	100%
Golden Anastasia Ltd.	Bermuda	100%
Golden Amreen Ltd.	Bermuda	100%
Golden Kennedy Ltd.	Bermuda	100%
Golden Amber Ltd.	Bermuda	100%
Golden Opal Ltd.	Bermuda	100%
Golden Behike Ltd.	Bermuda	100%
Golden Monterrey Ltd.	Bermuda	100%
Golden Champion Ltd.	Bermuda	100%
Golden Comfort Ltd.	Bermuda	100%
Golden Competence Ltd.	Bermuda	100%
Golden Confidence Ltd.	Bermuda	100%
Golden Coral Ltd.	Bermuda	100%
Golden Courage Ltd.	Bermuda	100%
Golden Fellow Ltd.	Bermuda	100%
Golden Fortune Ltd.	Bermuda	100%
Golden Forward Ltd.	Bermuda	100%
Golden Freeze Ltd.	Bermuda	100%
Golden Friend Ltd.	Bermuda	100%
Golden Frost Ltd.	Bermuda	100%
Golden Saint Ltd.	Bermuda	100%
Golden Skies Ltd.	Bermuda	100%
Golden Spirit Ltd.	Bermuda	100%
Golden Lion Ltd.	Bermuda	100%
Golden Hope Ltd.	Bermuda	100%
Golden Grace Ltd.	Bermuda	100%
Golden Star Ltd.	Bermuda	100%
Golden Soul Ltd.	Bermuda	100%
Golden John Ltd.	Bermuda	100%
Golden Wave Ltd.	Bermuda	100%
Golden Tide Ltd.	Bermuda	100%
Golden Faith Ltd.	Bermuda	100%
Golden Erling Ltd.	Bermuda	100%
Golden Fast Ltd.	Bermuda	100%

Golden Furious Ltd.	Bermuda	100%
Golden Spray Ltd.	Bermuda	100%
Golden Aquamarine Ltd.	Bermuda	100%
Golden Earl Ltd.	Bermuda	100%
Golden Duke Ltd.	Bermuda	100%
Golden Walcott Ltd.	Bermuda	100%
Golden Sapphire Ltd.	Bermuda	100%
Golden Emerald Ltd.	Bermuda	100%
Golden Shea Ltd.	Bermuda	100%
Golden Ice Ltd.	Bermuda	100%
Golden Eclipse Ltd.	Bermuda	100%
Golden Endurer Ltd.	Bermuda	100%
Golden Empress Ltd.	Bermuda	100%
Golden Endeavour Ltd.	Bermuda	100%
Golden Enterprise Ltd.	Bermuda	100%
Golden Arima Ltd.	Bermuda	100%
Golden Beppu Ltd.	Bermuda	100%
KTL Mayfair Ltd.	Bermuda	100%